SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

BioMarin Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California	94901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 506-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2018, BioMarin Pharmaceutical Inc. (“BioMarin” or the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 176,681,294 shares of common stock were entitled to vote as of April 9, 2018, the record date for the Annual Meeting. There were 136,598,234 shares of common stock present in person or represented by proxy at the Annual Meeting, at which the stockholders were asked to vote on three proposals, each of which is described in more detail in BioMarin’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2018 (the “Proxy Statement”). Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Directors

Directors Elected	Vote For	Withheld	Broker Non-Votes
Jean-Jacques Bienaimé	123,495,784	5,454,327	7,648,123
Willard Dere, M.D.	124,803,983	4,146,128	7,648,123
Michael Grey	125,189,799	3,760,312	7,648,123
Elaine J. Heron, Ph.D.	108,702,716	20,247,395	7,648,123
Robert J. Hombach	128,431,122	518,989	7,648,123
V. Bryan Lawlis, Ph.D.	127,292,063	1,658,048	7,648,123
Alan J. Lewis, Ph.D.	126,004,210	2,945,901	7,648,123
Richard A. Meier	126,328,418	2,621,693	7,648,123
David Pyott, M.D. (Hon.)	124,709,480	4,240,631	7,648,123
Dennis J. Slamon, M.D., Ph.D.	125,157,160	3,792,951	7,648,123

Based on the votes set forth above, BioMarin’s stockholders elected each of the ten nominees set forth above to serve as a director of BioMarin until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Proposal No. 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG LLP as BioMarin’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain
135,307,381	908,169	382,684

Based on the votes set forth above, BioMarin’s stockholders ratified the selection of KPMG LLP as BioMarin’s independent registered public accounting firm to serve for the year ending December 31, 2018.

Proposal No. 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote to approve the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
71,473,926	57,063,780	412,405	7,648,123

Based on the votes set forth above, BioMarin’s stockholders approved, on an advisory basis, the compensation of BioMarin’s named executive officers, as set forth in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: June 8, 2018	By:	/s/ G. Eric Davis
G. Eric Davis Executive Vice President, General Counsel